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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549

                               ______________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)   December 4, 1994



                     BANKERS TRUST NEW YORK CORPORATION
             (Exact Name of Registrant as Specified in Charter)



         New York                   1-5920           13-6180473
(State or Other Jurisdiction      (Commission      (IRS Employer
      of Incorporation)           File Number)   Identification No.)



280 Park Avenue, New York, New York                              10017
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code  (212) 250-2500



                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)









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Item 5.     Other Events

            On December 5, 1994, Bankers Trust New York Corporation (the "Corporation") announced that it and its subsidiaries Bankers Trust Company and BT Securities Corporation had executed a written agreement with the Federal Reserve Bank of New York. A copy of that written agreement is included as Exhibit 99.1 to this Current Report on Form 8-K. The Corporation issued a press release regarding this written agreement, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

            (c)  Exhibits.

    99.1 Form of Written Agreement, dated as of December __, 1994, by and among Bankers Trust New York Corporation, Bankers Trust Company, BT Securities Corporation and the Federal Reserve Bank of New York.

    99.2 Press Release of Bankers Trust New York Corporation, dated December 5, 1994.

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 5, 1994


                              BANKERS TRUST NEW YORK CORPORATION



                              By: /s/ James T. Byrne, Jr.
                                 Name:   James T. Byrne, Jr.
                                 Title:  Secretary

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                             INDEX TO EXHIBITS


    99.1 Form of Written Agreement, dated as of December __, 1994, by and among Bankers Trust New York Corporation, Bankers Trust Company, BT Securities Corporation and the Federal Reserve Bank of New York.

    99.2 Press Release of Bankers Trust New York Corporation, dated December 5, 1994.